Exhibit 99.1

Match group, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

On June 30, 2020, IAC/InterActiveCorp, a Delaware corporation (“Old IAC”) and now known as Match Group, Inc. (“New Match” or the “Company”), IAC Holdings, Inc. (“IAC Holdings”) and now known as IAC/InterActiveCorp (“New IAC”), Valentine Merger Sub LLC (“Match Merger Sub”), and Match Group, Inc. (“Old Match”) completed the separation of the businesses of Old Match from the remaining businesses of Old IAC through a series of transactions (which we refer to as the “Separation”) that resulted in the pre-transaction stockholders of the Company owning shares in two, separate public companies—(1) New Match, which retained the businesses of Old Match and certain Old IAC financing subsidiaries, and (2) New IAC, which was renamed “IAC/InterActiveCorp” and which owns Old IAC’s other businesses—and the pre-transaction stockholders of Old Match (other than Old IAC) owning shares in New Match.

As a result of the Separation, the operations of New IAC will be accounted for as a discontinued operation by New Match in accordance with ASC 205, Presentation of Financial Statements (“ASC 205”). The following unaudited pro forma condensed consolidated financial statements present 1) New IAC as discontinued operations, 2) the recapitalization of Old IAC equity into New Match equity (“Recapitalization”), and 3) “Financing and Other Adjustments” including the private placement of $500 million of 4.625% Senior Notes (“4.625% Senior Notes”), the redemption of the outstanding 6.375% Senior Notes (“6.375% Senior Notes”), and a draw on the revolving credit facility, each by Old Match prior to the Separation, in accordance with Article 11 of the Securities and Exchange Commission’s Regulation S-X.

For purposes of these unaudited pro forma condensed consolidated financial statements, the Separation, Recapitalization, and the Financing and Other Adjustments are assumed to have occurred as of January 1, 2019 with respect to the unaudited pro forma condensed consolidated statements of operations, and as of March 31, 2020 with respect to the unaudited pro forma condensed consolidated balance sheet. The pro forma condensed consolidated statements of operations for the years ended December 31, 2018 and 2017 present New IAC as a discontinued operation.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2020 and the years ended December 31, 2019, 2018 and 2017 have been derived from, and should be read in conjunction with the following historical financial statements (including the notes thereto):

•     the unaudited historical consolidated statements of operations of the Company for the three months ended March 31, 2020; and

•     the audited historical consolidated statements of operations of the Company for the years ended December 31, 2019, 2018, and 2017.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2020 has been derived from, and should be read in conjunction with the unaudited historical consolidated balance sheet (including the notes thereto) of the Company as of March 31, 2020.

The pro forma information has been prepared to reflect adjustments to historical financial information that are (i) directly attributable to the Separation, Recapitalization, or Financing and Other Adjustments, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on the operating results.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved if the Separation, Recapitalization, or Financing and Other Adjustments had occurred on the dates assumed, nor is it indicative of future operating results or financial position.

The pro forma adjustments are based upon information and assumptions available at the time of the filing. The pro forma information should be read in conjunction with the accompanying notes thereto and the historical consolidated financial statements and related notes thereto.

NEW MATCH

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2020

(In thousands, except par value amounts)

	Old IAC Consolidated	Adjustment to Reflect Discontinued Operations (1)	Notes	Recapitalization	Notes	Financing and Other Adjustments	Notes	New Match Pro Forma
Assets
Cash and cash equivalents	$2,822,729	$(2,716,553)		$(15,686)	(4)	$82,478	(6)	$184,361
		(8,607)	(2)			20,000	(7)
						1,408,848	(8)
						(1,408,848)	(8)
Short-term investments	20,000	(20,000)		-		-		-
Marketable securities	49,912	(49,912)		-		-		-
Accounts receivable, net	375,854	(207,581)		-		-		168,273
Other current assets	267,814	(140,213)		-		1,747	(9)	129,348
Total current assets	3,536,309	(3,142,866)		(15,686)		104,225		481,982
Property and equipment, net	373,561	(271,477)		-		-		102,084
Goodwill	3,042,139	(1,816,723)		-		-		1,225,416
Intangible assets, net	671,467	(452,096)		-		-		219,371
Long-term investments	301,592	(296,491)		-		-		5,101
Deferred income taxes	190,849	39,155		-		-		230,004
Other non-current assets	318,832	(267,704)		-		532	(9)	51,660
Total assets	$8,434,749	$(6,208,202)		$(15,686)		$104,757		$2,315,618
Liabilities and shareholders’ equity
Liabilities:
Current portion of long-term debt	$13,750	$(13,750)		$-		$-		$-
Accounts payable, trade	102,367	(90,983)		-		-		11,384
Deferred revenue	433,728	(215,671)		-		-		218,057
Accrued expenses and other current liabilities	514,571	(336,557)		-		26,473	(9)	203,540
		(947)	(2)
Total current liabilities	1,064,416	(657,908)		-		26,473		432,981
Long-term debt, net	3,625,008	(228,643)		-		98,227	(6)	3,514,592
						20,000	(7)
Income taxes payable	18,398	(6,076)		-		-		12,322
Deferred income taxes	19,398	(2,995)		-		-		16,403
Other long-term liabilities	210,274	(186,459)		-		-		23,815
Redeemable noncontrolling interests	42,431	(42,152)		-		-		279
Shareholders’ equity:
Common stock $0.001 par value	264	-		(184)	(3)	-		-
				(80)	(5)
Class B convertible common stock $0.001 par value	16	-		(10)	(3)	-		-
				(6)	(5)
Common stock—New Match $0.001 par value	-	-		57	(4)	17	(8)	257
				183	(5)
Additional paid-in capital	11,412,142	(3,135,737)		534,876	(4)	1,408,831	(8)	8,786,972
				(98)	(5)	(1,408,848)	(8)
						(24,194)	(9)
Retained earnings (deficit)	1,478,885	(1,478,885)		(10,309,417)	(3)	(15,749)	(6)	(10,332,827)
		(7,661)	(2)
Accumulated other comprehensive (loss) income	(157,285)	17,926		-		-		(139,359)
Treasury stock	(10,309,612)	-		10,309,612	(3)	-		-
Total shareholders’ equity	2,424,410	(4,604,357)		534,933		(39,943)		(1,684,957)
Noncontrolling interests	1,030,414	(479,612)		(550,619)	(4)	-		183
Total shareholders’ equity	3,454,824	(5,083,969)		(15,686)		(39,943)		(1,684,774)
Total liabilities and shareholders’ equity	$8,434,749	$(6,208,202)		$(15,686)		$104,757		$2,315,618

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NEW MATCH

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2020

(In thousands, except per share data)

	Old IAC Consolidated	Adjustment to Reflect Discontinued Operations (1)	Notes	Recapitalization	Notes	Financing and Other Adjustments	Notes	New Match Pro Forma
Revenue	$1,228,765	$(684,123)		$-		$-		$544,642

Operating costs and expenses:
Cost of revenue	323,221	(179,327)		-		-		143,894
Selling and marketing expense	432,697	(308,207)		-		-		124,490
General and administrative expense	256,021	(173,214)		-		-		79,318
		(3,489)	(2)
Product development expense	105,733	(61,963)		-		-		43,770
Depreciation	24,738	(15,344)		-		-		9,394
Amortization of intangibles	52,162	(45,759)		-		-		6,403
Goodwill and intangible asset impairment charge	211,973	(211,973)		-		-		-
Total operating costs and expenses	1,406,545	(999,276)		-		-		407,269

Operating (loss) income	(177,780)	315,153		-		-		137,373

Interest expense	(44,866)	2,217		-		619	(6)	(42,104)
						(74)	(7)
Other (expense) income, net	(49,893)	53,748		-		-		3,855
(Loss) earnings before income taxes	(272,539)	371,118		-		545		99,124

Income tax benefit (provision)	89,896	(39,149)		-		(127)	(9)	50,620

Net (loss) earnings	(182,643)	331,969		-		418		149,744

Net (earnings) loss attributable to noncontrolling interests	(28,397)	(2,372)		31,186	(4)	-		417

Net (loss) earnings attributable to shareholders	$(211,040)	$329,597		$31,186		$418		$150,161

Basic (loss) earnings per share	$(2.49)							$0.58
Diluted (loss) earnings per share	$(2.49)							$0.55
Weighted average basic shares outstanding	84,839							257,775
Weighted average diluted shares outstanding	84,839							275,248

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NEW MATCH

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

(In thousands, except per share data)

	Old IAC Consolidated	Adjustment to Reflect Discontinued Operations (1)	Notes	Recapitalization	Notes	Financing and Other Adjustments	Notes	New Match Pro Forma
Revenue	$4,757,055	$(2,705,798)		$-		$-		$2,051,257

Operating costs and expenses:
Cost of revenue	1,127,420	(600,237)		-		-		527,183
Selling and marketing expense	1,629,623	(1,202,183)		-		-		427,440
General and administrative expense	888,950	(630,468)		-		-		256,107
		(2,375)	(2)
Product development expense	345,417	(193,457)		-		-		151,960
Depreciation	88,399	(54,043)		-		-		34,356
Amortization of intangibles	92,595	(83,868)		-		-		8,727
Goodwill and intangible asset impairment charge	3,318	(3,318)		-		-		-
Total operating costs and expenses	4,175,722	(2,769,949)		-		-		1,405,773

Operating income	581,333	64,151		-		-		645,484

Interest expense	(153,563)	12,993		-		2,470	(6)	(138,396)
						(296)	(7)
Other income (expense), net	66,741	(68,765)		-		-		(2,024)
Earnings before income taxes	494,511	8,379		-		2,174		505,064

Income tax benefit (provision)	49,309	(57,534)		-		(515)	(9)	(8,740)

Net earnings	543,820	(49,155)		-		1,659		496,324

Net (earnings) loss attributable to noncontrolling interests	(112,689)	9,288		103,707	(4)	-		306

Net earnings attributable to shareholders	$431,131	$(39,867)		$103,707		$1,659		$496,630

Basic earnings per share	$5.12							$1.94
Diluted earnings per share	$4.50							$1.77
Weighted average basic shares outstanding	84,261							256,527
Weighted average diluted shares outstanding	90,043							281,201

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NEW MATCH

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(In thousands, except per share data)

	Old IAC Consolidated	Adjustment to Reflect Discontinued Operations (1)	New Match Pro Forma
Revenue	$4,262,892	$(2,533,042)	$1,729,850

Operating costs and expenses:
Cost of revenue	911,146	(501,146)	410,000
Selling and marketing expense	1,519,440	(1,099,486)	419,954
General and administrative expense	774,079	(591,826)	182,253
Product development expense	309,329	(177,299)	132,030
Depreciation	75,360	(40,533)	34,827
Amortization of intangibles	108,399	(107,081)	1,318
Total operating costs and expenses	3,697,753	(2,517,371)	1,180,382

Operating income (loss)	565,139	(15,671)	549,468

Interest expense	(109,327)	14,759	(94,568)
Other income (expense), net	305,746	(298,237)	7,509
Earnings before income taxes	761,558	(299,149)	462,409

Income tax provision	(3,811)	(7,496)	(11,307)

Net earnings	757,747	(306,645)	451,102

Net (earnings) loss attributable to noncontrolling interests	(130,786)	136,133	5,347

Net earnings attributable to shareholders	$626,961	$(170,512)	$456,449

Basic earnings per share	$7.52		$2.30
Diluted earnings per share	$6.59		$1.99
Weighted average basic shares outstanding	83,407		198,375
Weighted average diluted shares outstanding	91,322		217,200

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NEW MATCH

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands, except per share data)

	Old IAC Consolidated	Adjustment to Reflect Discontinued Operations (1)	New Match Pro Forma
Revenue	$3,307,239	$(1,976,578)	$1,330,661

Operating costs and expenses:
Cost of revenue	651,008	(371,509)	279,499
Selling and marketing expense	1,381,221	(1,005,611)	375,610
General and administrative expense	719,257	(537,874)	181,383
Product development expense	250,879	(149,729)	101,150
Depreciation	74,265	(39,582)	34,683
Amortization of intangibles	42,143	(40,675)	1,468
Total operating costs and expenses	3,118,773	(2,144,980)	973,793

Operating income	188,466	168,402	356,868

Interest expense	(105,295)	22,544	(82,751)
Other expense, net	(16,213)	(14,115)	(30,328)
Earnings before income taxes	66,958	176,831	243,789

Income tax benefit	291,050	(185,877)	105,173

Net earnings	358,008	(9,046)	348,962

Net (earnings) loss attributable to noncontrolling interests	(53,084)	52,905	(179)

Net earnings attributable to shareholders	$304,924	$43,859	$348,783

Basic earnings per share	$3.81		$1.83
Diluted earnings per share	$3.18		$1.55
Weighted average basic shares outstanding	80,089		190,484
Weighted average diluted shares outstanding	85,310		202,901

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

New Match
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Adjustments related to Discontinued Operations:

(1)	To reflect New IAC as a discontinued operation by New Match in accordance with ASC 205. For the years ended December 31, 2018 and 2017, this adjustment also reflects the reversal of the historical net earnings of Old Match attributable to noncontrolling interests.

(2)	To reflect estimated Old Match Separation-related transaction costs of $8.6 million which were unpaid as of March 31, 2020, of which $7.7 million had not yet been incurred as of March 31, 2020 and $0.9 million had been incurred and accrued as of March 31, 2020. The unaudited pro forma condensed consolidated statement of operations reflects the reversal of Old Match Separation-related transaction costs incurred of $3.5 million and $2.4 million for the three months ended March 31, 2020 and the year ended December 31, 2019, respectively. These costs are considered to be non-recurring in nature and, as such, have been excluded from the unaudited pro forma condensed consolidated statement of operations.

Adjustment related to the Recapitalization

(3)	To reflect the retirement of Old IAC treasury shares. Prior to the Separation, Old IAC retired all outstanding treasury shares, which consisted of 184,339,945 shares of common stock with a par value of $0.001 and 10,368,000 shares of Class B convertible common stock with a par value of $0.001.

(4)	To reflect the acquisition of the Old Match noncontrolling interests, which are the shares of common stock of Old Match not held by Old IAC, in accordance with the terms of the Separation. For purposes of the unaudited pro forma condensed consolidated financial statements, we are using (i) the Old Match stock price of $104.05 per share reflecting the closing price as of June 30, 2020, less the $3.00 cash consideration per share, and (ii) 5,228,526 shares of outstanding Match common stock that have made the cash election.

(In thousands)
Number of outstanding shares of Match common stock electing cash consideration	5,229
Cash consideration per share	$3.00
Cash consideration paid	$15,686
Add: Fair value of shares of New Match common stock issued:(a)
New Match common stock $0.001 par value	$57
Additional paid-in capital	5,963,970
Total fair value of consideration transferred	5,979,713
Less: Reversal of noncontrolling interest carrying value	(550,619)
Loss on purchase of noncontrolling interest recognized in Additional paid-in capital	$5,429,094

(a)	Assumed price is $104.05 per share, which is the closing Match per share stock price on June 30, 2020, less the $3.00 cash consideration per share.

The unaudited pro forma condensed consolidated statement of operations also reflects the reversal of the historical net earnings of Old Match attributable to noncontrolling interest of $31.2 million and $103.7 million for the three months ended March 31, 2020 and year ended December 31, 2019, respectively.

(5)	To reflect the Reclassification of Old IAC’s equity into New Match equity. These changes include the reclassification of each share of Old IAC $0.001 par value common stock and Class B common stock into a number of shares of New Match $0.001 par value common stock based upon the Reclassification Exchange Ratio (as defined in the transaction agreement dated December 19, 2019 and amended as of April 28, 2020 and June 22, 2020) of 2.16. Subsequent to the Separation, New Match has a single class capital structure and New IAC has no ownership interest in New Match.

Financing and Other Adjustments:

(6)	To reflect Old Match’s debt financing and redemption transactions, which closed on May 19, 2020, to fund a portion of the payments to New IAC and Old Match shareholders making a cash election pursuant to the Separation. Old Match issued an aggregate principal amount of $500 million of 8-year notes with an interest rate of 4.625% and incurred estimated debt issuance costs of $4.8 million. Old Match also redeemed in full the $400 million aggregate principal amount of its 6.375% Senior Notes due 2024, satisfying and discharging all of its obligations under the associated indenture dated June 1, 2016. The transaction resulted in a loss on extinguishment of debt of approximately $15.8 million, which includes a redemption premium of $12.8 million and unamortized debt issuance costs of $3.0 million. The loss on extinguishment of debt is reflected in the unaudited pro forma condensed consolidated balance sheet; however, as the amount is non-recurring in nature, it has been excluded from the unaudited pro forma condensed consolidated statement of operations.

This adjustment reflects the increase to cash and cash equivalents and long-term debt as of March 31, 2020 and the related net decrease to interest expense of $0.6 million for the three months ended March 31, 2020 and $2.5 million for the year ended December 31, 2019. These amounts include changes to cash interest expense resulting from the issuance of the 4.625% Senior Notes and redemption of the 6.375% Senior Notes and changes to the associated amortization of debt issuance costs.

(7)	To reflect $20 million of borrowings under Old Match’s revolving credit facility at an interest rate of 1.48% to fund a portion of the payments to New IAC and Old Match shareholders making a cash election pursuant to the Separation, and estimated interest expense associated with the borrowing of $0.1 million for the three months ended March 31, 2020 and $0.3 million for the year ended December 31, 2019.

(8)	Old IAC entered into agreements with third parties to sell $1.4 billion of shares of Old IAC Class M common stock (or New Match common stock) (the “Old IAC Class M Equity Offering”). Immediately following the closing of the Old IAC Class M Equity Offering, New Match transferred to New IAC all proceeds it received pursuant to the Old IAC Class M Equity Offering.

The pro forma condensed consolidated financial statements reflect the issuance and sale of 17.3 million shares of Old IAC Class M common stock for cash proceeds of $1.4 billion, using a stock price of $82.00 per share per the purchase agreement, net of $13.0 million in placement fees and other expenses. All net proceeds of the offering are reflected as a cash contribution to New IAC.

(9)	Under the terms of the transaction agreement related to the Separation, New IAC will indemnify New Match for certain unrecognized tax benefits that relate solely to New IAC businesses prior to the Separation, which were retained by New Match. An estimated indemnification asset of $1.7 million and $0.5 million is reflected within other current assets and other non-current assets in the unaudited pro forma condensed consolidated balance sheet, respectively. Additionally, under the terms of the Tax Matters Agreement, New Match is obligated to remit to New IAC an estimated $26.5 million of tax refunds when received. The obligation is reflected within the accrued expenses and other current liabilities in the unaudited pro forma condensed consolidated balance sheet.

The income tax impact of the pro forma adjustments was determined using ordinary annual effective tax rates of 23% and 24% applied to the pro forma adjustments within the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2020 and the year ended December 31, 2019, respectively.

Earnings per share:

(10)	Pro forma earnings per share is calculated as follows:

	Three Months Ended March 31, 2020		Year Ended December 31, 2019
	Old IAC Consolidated	New Match Pro Forma	Old IAC Consolidated	New Match Pro Forma
	(In thousands, except per share data)		(In thousands, except per share data)
Numerator:
Net (loss) earnings from continuing operations attributable to shareholders—Basic	$(211,040)	$150,161	$431,131	$496,630
Impact from publicly-traded subsidiaries’ dilutive securities	-	-	(26,063)	—
Net (loss) earnings from continuing operations attributable to shareholders—Dilutive	$(211,040)	$150,161	$405,068	$496,630
Denominator:
Old IAC historical weighted average shares outstanding	84,839	—	84,261	—
Weighted average basic shares outstanding after giving effect to the Recapitalization	—	183,117	—	181,869
New Match common stock issued in connection with the acquisition of Old Match noncontrolling interest	—	57,319	—	57,319
New Match common stock issued in connection with the Old IAC Class M Equity Offering	—	17,339	—	17,339
Pro forma weighted average basic shares outstanding	84,839	257,775	84,261	256,527
Dilutive securities(a)	—	17,473	5,782	24,674
Pro forma weighted average diluted shares outstanding	84,839	275,248	90,043	281,201
Earnings per share attributable to shareholders:
Basic (loss) earnings per share	$(2.49)	$0.58	$5.12	$1.94
Diluted (loss) earnings per share	$(2.49)	$0.55	$4.50	$1.77

(a)	Dilutive securities were calculated based on Old Match securities assumed and Old IAC securities converted as part of the Separation.

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Old IAC Consolidated	New Match Pro Forma	Old IAC Consolidated	New Match Pro Forma
	(In thousands, except per share data)		(In thousands, except per share data)
Numerator:
Net earnings from continuing operations attributable to shareholders—Basic	$626,961	$456,449	$304,924	$348,783
Impact from publicly-traded subsidiaries’ dilutive securities	(25,228)	(25,228)	(33,531)	(33,531)
Net earnings from continuing operations attributable to shareholders—Dilutive	$601,733	$431,221	$271,393	$315,252
Denominator:
Old IAC historical weighted average shares outstanding	83,407	—	80,089	—
Weighted average basic shares outstanding after giving effect to the Recapitalization	—	198,375	—	190,484
Pro forma weighted average basic shares outstanding	83,407	198,375	80,089	190,484
Dilutive securities(a)	7,915	18,825	5,221	12,417
Pro forma weighted average diluted shares outstanding	91,322	217,200	85,310	202,901
Earnings per share attributable to shareholders:
Basic earnings per share	$7.52	$2.30	$3.81	$1.83
Diluted earnings per share	$6.59	$1.99	$3.18	$1.55

(a)	Dilutive securities were calculated based on Old Match securities assumed and Old IAC securities converted as part of the Separation.